======================================================================
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
======================================================================


Servicer Certificate (Page 1 of 3)

Distribution Date:                                           01/21/97

Investor Certificateholder Floating Allocation Percentage                      96.92%
Investor Certificateholder Fixed Allocation Percentage                         97.90%

Aggregate Amount of  Collections                                       13,357,758.57
Aggregate Amount of  Interest Collections                               3,254,850.41
Aggregate Amount of  Principal Collections                             10,102,908.16

Class A Interest Collections                                            3,154,620.55
Class A Principal Collections                                           9,350,317.65
Seller Interest Collections                                               100,229.86
Seller Principal Collections                                              752,590.51

Weighted Average Loan Rate                                                     13.91%
Net Loan Rate                                                                  12.91%

Class A-1 Certificate Rate                                                      5.86%
Maximum Investor Certificate Rate                                              12.91%
Class A-1 Certificate Interest Distributed                              1,497,535.22
Class A-1 Investor Certificate Interest Shortfall before Policy Draw            0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                        0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                       0.00
Unpaid Class A-1 Carryover Interest Amount                                      0.00

Class A-2 Certificate Rate                                                      6.09%
Maximum Investor Certificate Rate                                              12.91%
Class A-2 Certificate Interest Distributed                                 68,382.57
Class A-2 Investor Certificate Interest Shortfall before Policy Draw            0.00
Unpaid Class A-2 Certificate Interest Shortfall Received                        0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining                       0.00
Unpaid Class A-2 Carryover Interest Amount                                      0.00

Maximum Principal Dist. Amount (MPDA)                                   9,891,201.72
Alternative Principal Dist. Amount (APDA)                               9,350,317.65
Rapid Amortization Period? (Y=1, N=0)                                           0.00
Scheduled Principal  Distribution Amount (SPDA)                         9,350,317.65

Principal  allocable to Class A-1                                       8,956,472.92
Principal allocable to Class A-2                                          393,844.73
SPDA deposited to Funding Account                                               0.00

Accelerated Principal Distribution Amount                                       0.00

APDA allocable to Class A-1                                                     0.00
APDA allocable to Class A-2                                                     0.00

Reimbursement to Credit Enhancer                                                0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount                       80,675.73
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss Amount                        3,547.57
Cumulative Investor Liquidation Loss Amount                                84,223.30

Total Principal allocable to A-1                                        9,037,148.65
Total Principal allocable to A-2                                          397,392.30

Beginning Class A-1 Certificate Principal Balance                     287,274,022.91
Beginning Class A-2 Certificate Principal Balance                      12,632,248.24
Ending Class A-1 Certificate Principal Balance                        278,236,874.26
Ending Class A-2 Certificate Principal Balance                         12,234,855.94

Class A-1 Factor                                                           0.6117449
Class A-2 Factor                                                           0.6117428
Pool Factor (PF)                                                           0.6243235

Servicer Certificate (Page 2 of  3)

Distribution Date:                                                          01/21/97

Retransfer Deposit Amount                                                       0.00
Servicing Fees Distributed                                                251,940.72
Beg. Accrued and Unpaid Inv. Servicing Fees                                     0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                                   0.00
End. Accrued and Unpaid Inv. Servicing Fees                                     0.00

Aggregate Investor Liquidation Loss Amount                                 84,223.30
Investor Loss Reduction Amount                                                  0.00

Beginning Pool Balance                                                311,934,446.74
Ending Pool Balance                                                   302,495,523.48
Beginning Invested Amount                                             302,328,858.15
Ending Invested Amount                                                292,894,317.20
Beginning Seller Principal Balance                                      9,605,588.59
Ending Seller Principal Balance                                         9,601,206.28
Additional Balances                                                       752,590.51

Beginning Funding Account Balance                                               0.00
Ending Funding Account Balance                                                  0.00
Ending Funding Account Balance % (before any purchase of Subsequent Lo          0.00%
Principal Balance of Subsequent Loans                                           0.00

Beginning Reserve Account Balance                                       1,211,294.00
Ending Reserve Account Balance                                          1,211,294.00

Beginning Seller Interest                                                     2.7955%
Ending Seller's Interest                                                      3.1740%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                             668
     Trust Balance                                                     21,094,466.79
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                             143
     Trust Balance                                                      5,160,356.04
   90+ days (Del Stat 3+)
     No. of Accounts                                                             344
     Trust Balance                                                     10,724,843.25
   270+ days (Del Stat 9+)
     No. of Accounts                                                             125
     Trust Balance                                                      4,247,096.11
   REO
     No. of Accounts                                                              29
     Trust Balance                                                      1,158,102.21

Rapid Amortization Event ?                                            No
   Failure to make payment within 5 Business Days of Required Date ?  No
   Failure to perform covenant relating to Trust's Security Interest ?No
   Failure to perform other covenants as described in the Agreement ? No
   Breach of Representation or Warranty ?                             No
   Bankruptcy, Insolvency or Receivership relating to Seller ?        No
   Subject to Investment Company Act of 1940 Regulation ?             No
   Servicing Termination ?                                            No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                             01/21/97

Event of Default ?                                                    No
   Failure by Servicer to make payment within 5 Bus. Days of Required No
   Failure by Servicer to perform covenant relating to Trust's SecuritNo
   Failure by Servicer to perform other covenants as described in the No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer No
   Trigger Event ?                                                    No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)    N/A
Premium Distributed to Credit Enhancer                                          0.00
Amount Distributed to Seller                                              852,820.37
Master Servicer Credit Facility Amount                                          0.00
Guaranteed Principal Distribution Amount                                        0.00
Credit Enhancement Draw Amount                                                  0.00

Application of Available Funds
     Aggregate Amount of Collections                                   13,357,758.57
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                                        251,940.72
     Prinicpal and Interest to Class A-1                               10,534,683.87
     Prinicpal and Interest to Class A-2                                  465,774.87
     Seller's portion of Principal and Interest                           852,820.37
     Funds deposited into Funding Account (Net)                                 0.00
     Funds deposited into Spread  Account                                       0.00
     Excess funds released to Seller                                    1,252,538.74
     Total                                                             13,357,758.57

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer


Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                  01/21/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage                     96.9206%
Class A Certificateholder Fixed Allocation Percentage                        97.9045%

Beginning Class A-1 Certificate Balance                               287,274,022.91
Beginning Class A-2 Certificate Balance                                12,632,248.24

Class A-1 Certificate Rate                                                   5.86453%
Class A-2 Certificate Rate                                                   6.09000%
Class A-1 Certificate Interest Distributed                                  3.292553
Class A-2 Certificate Interest Distributed                                  3.419129
Class A-1 Certificate Interest Shortfall Distributed                        0.000000
Class A-2 Certificate Interest Shortfall Distributed                        0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall                   0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall                   0.000000

Rapid Amortization Event ?                                            No
Class A-1 Certificate Principal Distributed                                19.869507
Class A-2 Certificate Principal Distributed                                19.869615
   Maximum Principal Distribution Amount                                   20.831257
   Scheduled Principal  Distribution Amount (SPDA)                         19.692134
   Accelerated Principal Distribution Amount                                0.000000
   Aggregate Investor Liquidation Loss Amount Distributed                   0.177378

Total Amount Distributed to Certificateholders                             22.990018

Principal Collections deposited into Funding Account                            0.00
Ending Funding Account Balance                                                  0.00

Ending Class A-1 Certificate Balance                                  278,236,874.26
Ending Class A-2 Certificate Balance                                   12,234,855.94

Class A-1 Factor                                                           0.6117449
Class A-2 Factor                                                           0.6117428
Pool Factor (PF)                                                           0.6243235

Unreimbursed Liquidation Loss Amount                                            0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                        0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount               0.00

Class A Servicing Fee                                                     251,940.72

Beginning Invested Amount                                             302,328,858.15
Ending Invested Amount                                                292,894,317.20
Beginning Pool Balance                                                311,934,446.74
Ending Pool Balance                                                   302,495,523.48

Credit Enhancement Draw Amount                                                  0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                                          01/21/97

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                                             668
     Trust Balance                                                     21,094,466.79

   60 - 89 days (Del Stat 2)
     No. of Accounts                                                             143
     Trust Balance                                                      5,160,356.04

   90+ days (Del Stat 3+)
     No. of Accounts                                                             344
     Trust Balance                                                     10,724,843.25

   REO
     No. of Accounts                                                              29
     Trust Balance                                                      1,158,102.21

Aggregate Liquidation Loss Amount for Liquidated Loans                     82,311.28

Class A-1 Certificate Rate for Next Distribution Date                 To be updated
Class A-2 Certificate Rate for Next Distribution Date                 To be updated

Amount of any Draws on the Policy                                               0.00

Subsequent Mortgage Loans
     No. of Accounts                                                            0.00
     Trust Balance                                                              0.00
